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                                                               Exhibit 10(i)(D)3


                    NOTE MODIFICATION AND EXTENSION AGREEMENT

                  This NOTE MODIFICATION AND EXTENSION AGREEMENT (this "AGREEMENT") dated as of the 27th day of April 2001, between ALEXANDER'S, INC., a Delaware corporation ("BORROWER") and FIRST UNION NATIONAL BANK (formerly known as First Fidelity Bank, National Association) ("LENDER").

                                R E C I T A L S:

                  WHEREAS, Lender is the current holder of that certain Promissory Note dated March 15, 1995 in the original principal amount of $20,000,000.00 made by Lender to Borrower (as amended pursuant to that certain Note Modification and Extension Agreement between Borrower and Lender dated as of March 29, 1999 and as further amended pursuant to that certain Note Modification and Extension Agreement between Borrower and Lender dated as of April 14, 2000 , the "NOTE") which was executed and delivered in substitution for the Promissory Note dated March 15, 1995 in the original principal amount of $30,000,000.00, pursuant to the Note and Mortgage Modification and Severance Agreement dated June 18, 1998 (the "SEVERANCE AGREEMENT") by and among Alexander's of Fordham Road, Inc., Alexander's, Inc., Alexander's of Third Avenue, Inc., Alexander's Rego Park Center, Inc., Alexander's of Rego Park II, Inc., Alexander's of Rego Park III, Inc., Seven Thirty One Limited Partnership, Alexander's Department Stores of Lexington Avenue, Inc., Alexander's of Brooklyn, Inc., Alexander's Department Stores of New Jersey, Inc. and First Union National Bank; and

                  WHEREAS, the Note was made pursuant to the Severance Agreement and that certain Credit Agreement between Borrower and Lender dated March 15, 1995 (such Credit Agreement, as amended by letter agreement dated March 29, 1995 between Lender and Borrower, as further amended by two letter agreements between Borrower and Lender, each dated March 24, 1997, as modified and extended by that certain Modification and Extension of Credit Agreement dated as of March 15, 1998 between Lender and Borrower, as further modified by that certain Modification of Credit Agreement between Borrower and Lender dated as of June 18, 1998, as further modified and extended by that certain Modification and Extension of Credit Agreement between Borrower and Lender dated as of March 29, 1999 and as further modified and extended by that certain Modification and Extension of Credit Agreement between Borrower and Lender dated April 14, 2000 and as further modified and extended by that certain Modification and Extension of Credit Agreement of even date herewith being hereinafter referred to as the "CREDIT AGREEMENT"); and

                  WHEREAS, the Note is secured by, inter alia, those certain Mortgages, Assignments of Leases, Security Agreements and Fixture Filings, each dated March 15, 1995 (as heretofore amended, collectively, the "MORTGAGES"), in the original principal amount of $30,000,100.00 (except for the 59th Street Mortgage) and given by (i) Alexander's, Inc. to Lender and recorded on March 22, 1995 in the Office of the City Register, Bronx County in Reel 1310, Page 1, (ii) Seven Thirty One Limited Partnership to Lender (original principal amount of $30,000,000.00) and recorded on March 20, 1995 in the Office of the City Register, New York County in Reel 2192, Page 1291 (the "59TH STREET MORTGAGE"),
(iii) Alexander's, Inc. to Lender and recorded on March 17, 1995 in the Office of the City Register, Queens County in Reel 4088, Page 0615, (iv) Alexander's, Inc. to Lender and recorded on March 17, 1995 in the Office of the City Register, Queens County in Reel 4088, Page 659 and (v) Alexander's Department Stores of New Jersey, Inc. to Lender and recorded
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on March 17, 1995 in the Office of the County Clerk, Bergen County, New Jersey
in Book 8953, Page 802; and

                  WHEREAS, simultaneously herewith, the parties hereto have amended the Mortgages to extend the maturity date of the Loan evidenced by the Note and to make conforming changes therein in accordance with the Modification and Extension of Credit Agreement of even date herewith between Borrower and Lender.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  1. The following phrase is added at the end of the second sentence of the Note Preamble (the sentence beginning with the phrase "As used in this Note, the term Credit Agreement"): ", as further amended by Modification and Extension of Credit Agreement dated as of March 29, 1999 between Maker and the Lender and as further amended by Modification and Extension of Credit Agreement dated as of April 14, 2000 between Maker and the Lender and as further amended by Modification and Extension of Credit Agreement dated as of April 27, 2001 ." As used herein, the "Note Preamble" shall mean the paragraph of the Note beginning with the phrase "FOR VALUE RECEIVED."

                  2. Borrower hereby acknowledges and agrees that there is now owing under the Note the current outstanding principal balance of TWENTY MILLION and 00/100 DOLLARS ($20,000,000.00). The aforesaid sum is owing by Borrower to Lender without claim, defense, offset or counterclaim of any kind or nature whatsoever.

                  3. The phrase "to but excluding March 15, 2001 (the "MATURITY DATE")," appearing in the second and third line of Section 2 on the first page of the Note, shall be replaced with the following: "to but excluding MARCH 15, 2002 (the "MATURITY DATE")".

                  4. All references in the Note to the Credit Agreement shall henceforth be deemed to refer to the Credit Agreement as defined in this Agreement. Terms not otherwise defined in this Agreement shall have the respective meanings ascribed to them in the Credit Agreement.

                  5. Except as herein amended, the terms and provisions of the Note shall, in all other respects, remain unmodified, are hereby ratified and reaffirmed, and shall remain in full force and effect.

                  6. This Agreement may be executed in any number of counterparts, each of which shall constitute an original, and all of which together shall constitute one and the same instrument.

                  7. This Agreement shall be binding upon and shall inure to the benefit of Borrower and Lender and their respective successors and assigns. This Agreement shall be governed by the law of the State of New York. This Agreement may not be modified orally, but only by a writing executed by both parties hereto.

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                  IN WITNESS WHEREOF, the parties hereto have executed this
Agreement as of the date and year first above written.

                                        FIRST UNION NATIONAL BANK



                                        By:       /s/ William H. Bermingham
                                                --------------------------------
                                                Name: William H. Bermingham
                                                Title: Vice President


                                        ALEXANDERS, INC.


                                        By:       /s/ Joseph Macnow
                                                --------------------------------
                                                Name: Joseph Macnow
                                                Title: Executive Vice President

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STATE OF New York          )
                           )  ss.:
COUNTY OF New York         )



         On the 27th day of April in the year 2001, before me, the undersigned, a Notary Public in and for said State, personally appeared William H. Bermingham , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                         /s/ Lawrence R. Priola
                                     -------------------------------------------
                                              Notary Public
                                              Lawrence R. Priola
                                              Notary Public, State of New York
                                              No. 4841047
                                              Qualified in Suffolk County
                                              Commission Expires March 30, 2003
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STATE OF New Jersey        )
                           )  ss.:
COUNTY OF Bergen           )



         On the 20th day of April in the year 2001, before me, the undersigned, a Notary Public in and for said State, personally appeared Joseph Macnow, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.



                                              /s/  Deborah Anthony
                                             --------------------------------
                                             Notary Public
                                             Deborah Anthony
                                             Notary Public of New Jersey
                                             My Commission Expires Feb. 6, 2006.